Exhibit 99.1

THE SUPPLEMENTAL FINANCIAL INFORMATION BELOW REFLECTS THE 2018 ADOPTION OF ASU 2014-09 AND 2017-07

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES, AS ADJUSTED, TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES, AS ADJUSTED
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER 2017			SECOND QUARTER 2017			THIRD QUARTER 2017
	Reported[1]	Acquisition- Related Charges and Other[2]	Normalized[3]	Reported[1]	Acquisition- Related Charges and Other[2]	Normalized[3]	Reported[1]	Acquisition- Related Charges and Other[2]	Normalized[3]
Net Sales	$2,856.3	$—	$2,856.3	$3,286.7	$—	$3,286.7	$3,359.4	$—	$3,359.4
Gross margin	1,066.0	6.8	1,072.8	1,213.3	26.1	1,239.4	1,253.0	9.6	1,262.6
% of Net Sales	37.3%		37.6%	36.9%		37.7%	37.3%		37.6%
Selling, general and administrative	690.3	(10.7)	679.6	744.2	(8.7)	735.5	768.9	(7.4)	761.5
% of Net Sales	24.2%		23.8%	22.6%		22.4%	22.9%		22.7%
Operating margin	375.7	17.5	393.2	469.1	34.8	503.9	484.1	17.0	501.1
% of Net Sales	13.2%		13.8%	14.3%		15.3%	14.4%		14.9%
Earnings before income taxes	473.4	(211.2)	262.2	358.3	43.0	401.3	354.4	33.3	387.7
Income taxes	79.7	(14.1)	65.6	80.7	13.6	94.3	79.9	9.3	89.2
Net earnings attributable to common shareowners	393.7	(197.1)	196.6	277.6	29.4	307.0	274.5	24.0	298.5
Diluted earnings per share of common stock	$2.60	$(1.30)	$1.30	$1.82	$0.19	$2.02	$1.80	$0.15	$1.96

	FOURTH QUARTER 2017			YEAR-TO-DATE 2017				YEAR-TO-DATE 2016
	Reported[1]	Acquisition- Related Charges and Other[2]	Normalized[3]	Reported[1]	Acquisition- Related Charges and Other[2]	Normalized[3]		Reported[1]
Net Sales	$3,464.2	$—	$3,464.2	$12,966.6	$—	$12,966.6		$11,593.5
Gross margin	1,246.0	4.3	1,250.3	4,778.3	46.8	4,825.1		4,268.0
% of Net Sales	36.0%		36.1%	36.9%		37.2%		36.8%
Selling, general and administrative	795.8	(10.9)	784.9	2,999.2	(37.7)	2,961.5		2,632.5
% of Net Sales	23.0%		22.7%	23.1%		22.8%		22.7%
Operating margin	450.2	15.2	465.4	1,779.1	84.5	1,863.6		1,635.5
% of Net Sales	13.0%		13.4%	13.7%		14.4%		14.1%
Earnings before income taxes	341.7	27.1	368.8	1,527.8	(107.8)	1,420.0		1,229.3
Income taxes	60.6	(26.1)	34.5	300.9	(17.3)	283.6		261.7
Net earnings attributable to common shareowners	281.5	53.2	334.7	1,227.3	(90.5)	1,136.8		968.0
Diluted earnings per share of common stock	$1.84	$0.34	$2.18	$8.05	$(0.59)	$7.46		$6.53

1	Reported, as adjusted for the impacts of ASU 2014-09 and ASU 2017-07. These new standards will be adopted by the Company in the first quarter of 2018 and will be applied retrospectively.
2
Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, gains or losses on sales of businesses, and a one-time net tax charge related to the recently enacted U.S. tax legislation.

3
The normalized 2017 information, as adjusted for the impacts of ASU 2014-09 and ASU 2017-07, as reconciled to GAAP adjusted for these impacts above, is considered relevant to aid analysis of the Company's margin and earnings results aside from the material impact of the acquisition-related charges, gains or losses on sales of businesses, and a one-time net tax charge related to the recently enacted U.S. tax legislation.

Exhibit 99.1

THE SUPPLEMENTAL FINANCIAL INFORMATION BELOW REFLECTS THE 2018 ADOPTION OF ASU 2014-09 AND 2017-07
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES, AS ADJUSTED, TO CORRESPONDING NON-GAAP FINANCIAL MEASURES, AS ADJUSTED

	FIRST QUARTER 2017			SECOND QUARTER 2017			THIRD QUARTER 2017
(Unaudited, Millions of Dollars)	Reported[1]	Acquisition- Related Charges[2]	Normalized[3]	Reported[1]	Acquisition- Related Charges[2]	Normalized[3]	Reported[1]	Acquisition- Related Charges[2]	Normalized[3]
NET SALES
Tools & Storage	$1,894.9	$—	$1,894.9	$2,307.4	$—	$2,307.4	$2,369.2	$—	$2,369.2
Industrial	479.7	—	479.7	503.4	—	503.4	510.9	—	510.9
Security	481.7	—	481.7	475.9	—	475.9	479.3	—	479.3
Total	$2,856.3	$—	$2,856.3	$3,286.7	$—	$3,286.7	$3,359.4	$—	$3,359.4
SEGMENT PROFIT
Tools & Storage	$284.5	$17.3	$301.8	$371.9	$34.1	$406.0	$394.1	$16.8	$410.9
Industrial	85.1	—	85.1	94.7	—	94.7	92.2	—	92.2
Security	50.7	0.2	50.9	51.8	0.7	52.5	54.0	—	54.0
Segment Profit	420.3	17.5	437.8	518.4	34.8	553.2	540.3	16.8	557.1
Corporate Overhead	(44.6)	—	(44.6)	(49.3)	—	(49.3)	(56.2)	0.2	(56.0)
Total	$375.7	$17.5	$393.2	$469.1	$34.8	$503.9	$484.1	$17.0	$501.1
Segment Profit as a Percentage of Net Sales
Tools & Storage	15.0%		15.9%	16.1%		17.6%	16.6%		17.3%
Industrial	17.7%		17.7%	18.8%		18.8%	18.0%		18.0%
Security	10.5%		10.6%	10.9%		11.0%	11.3%		11.3%
Segment Profit	14.7%		15.3%	15.8%		16.8%	16.1%		16.6%
Corporate Overhead	(1.6)%		(1.6)%	(1.5)%		(1.5)%	(1.7)%		(1.7)%
Total	13.2%		13.8%	14.3%		15.3%	14.4%		14.9%
	FOURTH QUARTER 2017			YEAR-TO-DATE 2017				YEAR-TO-DATE 2016
(Unaudited, Millions of Dollars)	Reported[1]	Acquisition- Related Charges[2]	Normalized[3]	Reported[1]	Acquisition- Related Charges[2]	Normalized[3]		Reported[1]
NET SALES
Tools & Storage	$2,473.5	$—	$2,473.5	$9,045.0	$—	$9,045.0		$7,619.2
Industrial	480.3	—	480.3	1,974.3	—	1,974.3		1,864.0
Security	510.4	—	510.4	1,947.3	—	1,947.3		2,110.3
Total	$3,464.2	$—	$3,464.2	$12,966.6	$—	$12,966.6		$11,593.5
SEGMENT PROFIT
Tools & Storage	$388.4	$13.6	$402.0	$1,438.9	$81.8	$1,520.7		$1,258.4
Industrial	73.9	—	73.9	345.9	—	345.9		300.1
Security	55.2	1.1	56.3	211.7	2.0	213.7		267.9
Segment Profit	517.5	14.7	532.2	1,996.5	83.8	2,080.3		1,826.4
Corporate Overhead	(67.3)	0.5	(66.8)	(217.4)	0.7	(216.7)		(190.9)
Total	$450.2	$15.2	$465.4	$1,779.1	$84.5	$1,863.6		$1,635.5
Segment Profit as a Percentage of Net Sales
Tools & Storage	15.7%		16.3%	15.9%		16.8%		16.5%
Industrial	15.4%		15.4%	17.5%		17.5%		16.1%
Security	10.8%		11.0%	10.9%		11.0%		12.7%
Segment Profit	14.9%		15.4%	15.4%		16.0%		15.8%
Corporate Overhead	(1.9)%		(1.9)%	(1.7)%		(1.7)%		(1.6)%
Total	13.0%		13.4%	13.7%		14.4%		14.0%

1	Reported, as adjusted for the impacts of ASU 2014-09 and ASU 2017-07. These new standards will be adopted by the Company in the first quarter of 2018 and will be applied retrospectively.
2	Acquisition-related charges relate primarily to inventory step-up, integration and consulting costs.
3
The normalized 2017 information, as adjusted for the impacts of ASU 2014-09 and ASU 2017-07, as reconciled to GAAP adjusted for these impacts above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related charges.

2